UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2010

STERLING CONSTRUCTION COMPANY, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-31993	25-1655321
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

20810 Fernbush Lane Houston, Texas	77073
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 821-9091

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 142-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                 Results of Operations and Financial Condition.

On May 10, 2010, the Company issued a press release announcing operating results for the first quarter of 2010.  A copy of the press release is attached hereto as Exhibit 99.1.

In accordance with General Instruction B.2. of Form 8-K, the press release shall not be deemed "filed" for the purposes of Section 18 of the Exchange Act of 1934 or otherwise subject to the liabilities of that section, and such information and exhibit shall not be deemed incorporated by reference into any filing under the Securities Exchange Act of 1934 or under the Securities Act of 1933 except as shall be expressly set forth by specific reference in such a filing.

Item 5.07                 Submission of Matters to a Vote of Security Holders.

Date of Meeting: May 6, 2010
Type of Meeting: Annual Meeting of Stockholders
Election of Directors.	For	Against	Abstain	Broker Non-Votes
Donald P. Fusilli, Jr.	13,403,070	466,119	35,948	955,332
Maarten D. Hemsley	13,255,152	614,187	35,798	955,332
Kip L. Wadsworth	13,519,394	350,015	35,728	955,332
Richard O. Schaum	13,603,279	266,060	35,798	955,332
Robert A. Eckels	13,603,243	266,119	35,775	955,332
Ratification of the selection of Grant Thornton LLP as the Company's independent registered public accounting firm for 2010.	14,772,562	52,144	35,753	0

Item 9.01	Financial Statements and Exhibits.

(c)           Exhibits

Exhibit Number	Description
99.1	Press release, dated May 10, 2010 (furnished herewith)

* * * * *

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 10, 2010                                                                           Sterling Construction Company, Inc.

/s/ Roger M. Barzun
Roger M. Barzun
Senior Vice President
____________________________

Exhibit Index
Exhibit Number	Description
99.1	Press release, dated May 10, 2010 (furnished herewith)